UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 8, 2019

Nightstar Therapeutics plc

(Exact Name of Registrant as Specified in Its Charter)

England and Wales

(State or Other Jurisdiction of Incorporation)

001-38217	98-1413750
(Commission File Number)	(IRS Employer Identification No.)

10 Midford Place, 2nd Floor London W1T 5BJ United Kingdom
(Address of Principal Executive Offices)	(Zip Code)

+44 (0)20 7062 2777

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☒  Emerging growth company

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
American Depositary Shares, each representing one Ordinary share, nominal value £0.01 per share	NITE	The Nasdaq Global Market

Item 5.07 – Submission of Matters to a Vote of Security Holders.

As previously announced, on March 4, 2019, Nightstar Therapeutics plc, a public limited company incorporated in England and Wales (“Nightstar”), entered into an Implementation Agreement by and among Nightstar, Biogen Switzerland Holdings GmbH, a limited liability company incorporated in Switzerland (“Bidder”), and Tungsten Bidco Limited, a private limited company incorporated in England and Wales (“Bidco”), pursuant to which Bidco has agreed to acquire the entire issued and to be issued share capital of Nightstar by means of a scheme of arrangement under Part 26 of the UK Companies Act 2006 (the “Acquisition”).

On May 8, 2019, Nightstar held a general meeting of shareholders (the “General Meeting”) and a meeting of certain of its shareholders convened by the High Court of Justice in England and Wales (the “Court”, and such meeting, the “Court Meeting”), in respect of, among other things, the Acquisition.

The final results of voting on each of the proposals submitted to a vote of Nightstar’s shareholders at the General Meeting and the Court Meeting, each of which is described in greater detail in Nightstar’s definitive proxy statement filed with the Securities and Exchange Commission on April 9, 2019, are set forth below.

The total number of Nightstar shares in issue at May 3, 2019 (the “Scheme Voting Record Time”), was 33,536,215. At the Scheme Voting Record Time, Nightstar held no shares in treasury. Therefore, the total voting rights in Nightstar at the Scheme Voting Record Time were 33,536,215.

The Acquisition remains subject to sanction by the Court at a court hearing, which is to take place on June 6, 2019, and the delivery of a copy of the court order to the Registrar of Companies. Nightstar expects that the Acquisition will become effective on June 7, 2019.

General Meeting

Re-designation Special Resolution: notwithstanding anything contained in Nightstar’s articles of association, the board of directors of Nightstar (the “Board”) be authorised to re-designate any ordinary share of GBP 0.01 in the capital of Nightstar (each, an “Ordinary Share”) that is subject to a vesting agreement dated on or about 27 September 2017, entered into between Nightstar and certain then employee-holders of Ordinary Shares in the capital of Nightstar, as a Deferred Share in the capital of Nightstar, and that the Board may do and take all such action as it may consider necessary or appropriate for ensuring that such re-designation is effected.

For	Against	Abstain
26,352,023 (99.98%)	4,845 (0.02%)	30,711

Ordinary Resolution: conditional upon passing of the Re-designation Special Resolution and the Board so authorising, the terms of each of the buy-back agreements to acquire any Deferred Shares in the forms available for inspection on Nightstar’s website and at its registered office be and are hereby approved.

For	Against	Abstain
26,341,802 (99.98%)	4,865 (0.02%)	30,591

Scheme Special Resolution:

(i) the directors of Nightstar be authorised to take all such action as they may consider necessary or appropriate for carrying the scheme of arrangement dated 9 April 2019 (the “Scheme”) between Nightstar and the holders of the Nightstar Scheme Shares (as defined in the Scheme) into effect; and

(ii) with effect from the passing of this resolution, the articles of association of Nightstar be amended by the adoption and inclusion of the new article 141 after existing article 140 (the full text of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference).

For	Against	Abstain
26,371,902 (99.98%)	4,665 (0.02%)	691

Court Meeting

Scheme Resolution: to approve the Scheme, with or subject to any modification, addition or condition which Nightstar and Bidder may agree and which the Court may approve or impose, pursuant to which the Nightstar Scheme Shares will be acquired by Bidco.

For	Against
26,371,982 (100%)	0 (0%)

In addition, of the 6 Nightstar Scheme Shareholders (as defined in the Scheme) voting on the proposal, 6 Nightstar Scheme Shareholders, or 100 percent of those voting, voted in favor of the Scheme and 0 Nightstar Scheme Shareholders, or 0 percent of those voting, voted against the Scheme.

Item 8.01 – Other Events:

On May 8, 2019, Nightstar issued an announcement of the results of the General Meeting and the Court Meeting. A copy of the announcement is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01 – Financial Statements and Exhibits

(d)	Exhibits:

3.1	Amendment to the Articles of Association of Nightstar Therapeutics plc.

99.1	Announcement, dated May 8, 2019.

Overseas shareholders

The release, publication or distribution of this Current Report on Form 8-K in jurisdictions other than the United Kingdom and the United States may be restricted by law and therefore any persons who are subject to the laws of any jurisdiction other than the United Kingdom or the United States (including Restricted Jurisdictions, as defined below) should inform themselves about, and observe, any applicable legal or regulatory requirements. Any failure to comply with applicable legal or regulatory requirements of any jurisdiction may constitute a violation of securities laws in that jurisdiction.

Copies of this Current Report on Form 8-K and any formal documentation relating to the Acquisition are not being, and must not be, directly or indirectly, mailed or otherwise forwarded, distributed or sent in or into or from any jurisdiction where local laws or regulations may result in a significant risk of civil, regulatory or criminal exposure if information concerning the Acquisition is sent or made available to Nightstar shareholders in that jurisdiction (“Restricted Jurisdiction”), or any jurisdiction where to do so would constitute a violation of the laws of such jurisdiction and persons receiving such documents (including custodians, nominees and trustees) must not mail or otherwise forward, distribute or send them in or into or from any Restricted Jurisdiction. Doing so may render invalid any related purported vote in respect of acceptance of the Acquisition.

If the Acquisition is implemented by way of a takeover offer (as that term is defined in section 974 of the UK Companies Act 2006) (“Offer”), the Offer may not (unless otherwise permitted by applicable law and regulation) be made, directly or indirectly, in or into or by use of the mails or any other means or instrumentality (including, without limitation, facsimile, e-mail or other electronic transmission, telex or telephone) of interstate or foreign commerce of, or any facility of a national, state or other securities exchange of any Restricted Jurisdiction and the Acquisition will not be capable of acceptance by any such use, means, instrumentality or facilities or from within any Restricted Jurisdiction.

Further details in relation to Nightstar shareholders in overseas jurisdictions is contained in the joint shareholder circular and proxy statement.

Notice to U.S. investors in Nightstar

The Acquisition relates to the shares of a company incorporated in England and Wales and is being made by means of a scheme of arrangement provided for under Part 26 of the UK Companies Act 2006 and subject to the proxy solicitation rules under the Securities Exchange Act of 1934 (the “U.S. Exchange Act”). The Acquisition, implemented by way of a scheme of arrangement, is not subject to the tender offer rules under the U.S. Exchange Act. If, in the future, Bidder exercises its right to implement the Acquisition by way of an Offer, subject to the terms of the implementation agreement, the Acquisition will be made in compliance with applicable United States laws and regulations.

It may be difficult for U.S. Nightstar shareholders and Nightstar ADS Holders to enforce their rights and any claim arising out of the U.S. federal securities laws, because Nightstar is located in a non-U.S. country, and some or all of its officers and directors are residents of a non-U.S. country. U.S. Nightstar shareholders and Nightstar ADS Holders may not be able to sue a non-U.S. company or its officers or directors in a non-U.S. court for violations of the U.S. securities laws. Further, it may be difficult to compel a non-U.S. company and its affiliates to subject themselves to a U.S. court’s judgment.

Warning Concerning Forward-Looking Statements

All statements included in this communication, other than statements or characterisations of historical fact, are forward-looking statements within the meaning of the federal securities laws, including Section 21E of the U.S. Exchange Act, and other securities laws. Whenever Nightstar uses words such as “believe”, “expect”, “anticipate”, “intend”, “plan”, “estimate”, “will”, “may”, “predict”, “could”, “seek”, “forecast” and negatives or derivatives of these or similar expressions, they are making forward-looking statements. Examples of such forward-looking statements include, but are not limited to, references to the anticipated benefits of the Acquisition and the expected time of effectiveness of the Acquisition. These forward-looking statements are based upon Nightstar’s present intent, beliefs or expectations, but forward-looking statements are not guaranteed to occur and may not occur.

Nightstar shareholders are cautioned that any forward-looking statements are not guarantees of future performance and may involve significant risks and uncertainties, and that actual results may vary materially from those in the forward-looking statements. Important risk factors that may cause Nightstar’s actual results to differ materially from their forward-looking statements include, but are not limited to: (1) the Acquisition is subject to the satisfaction or waiver of certain conditions, including the sanction of the Scheme by the Court, which conditions may not be satisfied or waived; (2) uncertainties as to the timing of the consummation of the Acquisition and the ability of each party to consummate the Acquisition; (3) the risk that the Acquisition disrupts the parties’ current operations or affects their ability to retain or recruit key employees; (4) the possible diversion of management time on Acquisition-related issues; (5) litigation relating to the Acquisition; (6) unexpected costs, charges or expenses resulting from the Acquisition; and (7) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Acquisition.

The information contained in Nightstar’s filings with the Securities and Exchange Commission (the “SEC”), including in Nightstar’s Form 10-K, as amended by Form 10-K/A, for the year ended 31 December 2018, identifies other important factors that could cause actual results to differ materially from those stated in or implied by the forward-looking statements in this communication. Nightstar’s filings with the SEC are available on the SEC’s website at www.sec.gov. You should not place undue reliance upon forward-looking statements. Except as required by law, Nightstar does not intend to update or change any forward-looking statements as a result of new information, future events or otherwise.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 8, 2019

NIGHTSTAR THERAPEUTICS PLC

By:	/s/ Bryan Yoon
Name: Bryan Yoon
Title: General Counsel and Secretary